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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 8, 2003
Date of Report (Date of Earliest Event Reported)

CAPITAL BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

333-56682	62-1848668
(Commission File Number)	(IRS Employer Identification No.)

1820 West End Avenue, Nashville, Tennessee 37203
(Address of Principal Executive Offices)

(615) 327-9000
(Registrant’s Telephone Number)

(Former Name or Former Address, if changed since last report)

Table of Contents

Item 5. Other Events and Regulation FD Disclosure.

On October 8, 2003, Capital Bancorp, Inc., issued the press release attached as exhibit 99. 1.

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired. Not applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Exhibits.

99.1 Press Release dated October 8, 2003

Item 9. Regulation FD Disclosure.

See response to Item 5.

Item 12. Results of Operations and Financial Condition.

On October 8, 2003, Capital Bancorp, Inc. issued the press release attached hereto as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

October 8, 2003	By:	/s/ R. Rick Hart R. Rick Hart, Chairman, President & CEO